



Cincinnati Financial Corporation Investor Handout

August 2015



Nasdaq: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on July 28, 2015, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *cinfin.com.*

Strategy Overview

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 54 years of shareholder dividend increases
  - Common stocks for more than 30% of investments
  - 26 years of favorable reserve development

Performance Targets & Trends

- 12.6% value creation ratio for full-year 2014 within target: 10% to 13% annual average for 2013 through 2017
  - 11.7% five-year average as of 12-31-14
- Related performance drivers were on track for 1H15:
  - 4% premium growth essentially matched estimated industry average
  - 94.9% combined ratio was better than 95% to 100% long-term target
  - Eight consecutive quarters of investment income growth
- Ranked #1 or #2 in ~75% of agencies appointed 5+ years
- Improving through strategic profitability & growth initiatives

Cincinnati Financial at a Glance

- ► Top 25 U.S. P/C insurer
- ► A.M. Best rating: A+ Superior
- ► $4.2 billion 2014 premiums:

67% Commercial	25% Personal
5% Life	3% Excess & surplus

- ► Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- ► 54 consecutive years of shareholder dividend increases
  - Only eight U.S. public companies can match this record
  - 6% increase in full-year 2014 dividends paid over 2013
  - Yield is attractive, 3.3% in early-August 2015

Second-Quarter 2015 Highlights

- ► EPS of $1.06 per share vs. 51 cents in 2Q14
  - Operating earnings rose $63 million, or 84%, compared with second-quarter 2014, including after-tax losses from natural catastrophes that decreased by $23 million
- ► Investment income rose 3%
  - Dividend income was up 3%, interest income was up 3%
- ► Property casualty net written premiums grew 6%
  - Higher average renewal pricing: commercial lines rose low-single-digits, personal lines and excess and surplus lines rose mid-single-digits
- ► Combined ratio of 92.4% improved 8.5 points
  - 3.9 points of improvement from natural catastrophe losses
  - 1.4 points of improvement in noncatastrophe weather

Long-Term Value Creation

- ► Targeting annual rate of growth in book value plus the percentage of dividends to beginning book value to average 10% to 13% from 2013 through 2017
  - Value creation ratio (VCR) for 2010 through 2014 averaged 11.7%
  - 12.6% VCR for 2014 was down 3.5 points from 2013
    - Realized plus unrealized capital gain component was 0.9 points lower
    - Operating earnings component was 1.3 points lower
- ► Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

Increase Value for Shareholders

Measured by Value Creation Ratio

Target for the period 2013-2017: Annual VCR averaging 10% to 13%



22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2010
2011
2012
2013
2014
Actual VCR: 11.1% 6.0% 12.6% 16.1% 12.6%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

Outperforming the Industry

Statutory combined ratio

Industry data excludes mortgage and financial guaranty



105%
100%
95%
90%
85%
80%
75%
70%
65%
2010
2011
2012
2013
2014
Cincinnati – excl. cat. losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-14: 5-year = 7.4%, 10-year = 6.0%

Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.6% of total bond portfolio at 06-30-15, no municipal exposure exceeded 0.3%
  - 31.1% of investment portfolio in common stocks to grow book value
    - No single security exceeded 3.9% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with 11.4% debt-to-total-capital at 06-30-15
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 1.0-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

Improve Profitability

- ► Enhancing underwriting expertise and knowledge
  - Ongoing enhancement initiatives for predictive modeling tools and analytics to improve pricing precision and segmentation on an individual policy basis
  - Data management for better underwriting and more granular pricing decisions; long-term data warehouse project continues to be developed over time
  - Ongoing loss control and staff specialization aimed at lowering loss ratios
- ► Improving efficiencies with technology
  - Streamlining processing for agencies and the company
  - Helps optimize personalized service
- ► Ongoing efforts for greater efficiency and effectiveness
  - Additional field positions staffed for better risk selection and specialized claims service
  - 3% increase in full-time-equivalent staff at year-end 2014 versus 2009
    - 12% increase in field staff while headquarters staff decreased less than 1%
    - 40% or $1.2 bilion increase in property casualty direct written premiums

Drive Premium Growth

- ► New agency appointments bring potential for growth over time
  - Target for 2015: appoint approximately 100 agencies
  - 99 appointed in 2014, $2.7B aggregate premiums from all carriers
  - 53 appointed in 1H15, representing $1.7B in annual aggregate premiums
- ► Expanding marketing and service capabilities
  - Ongoing development of target market programs and cross-selling
  - Expansion of customer care center for small commercial policies
  - Enhanced marketing, products and services for high net worth clients of our agencies
  - Expanded use of assumed reinsurance to further deploy capital, diversify risk
- ► 6% growth in 2014 property casualty net written premiums
  - Commercial and personal lines each up 6%, E&S up 20%
  - Commercial and personal lines low-single-digit average price increases
  - Term life insurance earned premiums up 7%

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment – demonstrated by:
  - 1% share on average earned in 2014 for all agencies appointed in 2014, 5% for appointments during 2010-13, 8% for appointments during 2005-09
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Agencies appointed during 2011-14 place $11 billion in annual premiums for standard lines business with all carriers they represent
  - Excess and surplus lines for all of our agents – approximately $3 billion
- We help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 39 States

1,493 agency relationships with 1,913 locations

(as of June 30, 2015)



P&C Market Share:
- 1% and higher
- Less than 1%
- Inactive states
- Headquarters (no branches)

<u>Our Commercial Top Five = 39%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Our Personal Top Five = 56%</u>
Ohio, Georgia, Indiana, Illinois, Michigan

<u>Market Share Top Five</u>
Ohio: 4.7%
Indiana: 2.8%
Kentucky: 2.4%
Montana: 2.1%
Alabama: 2.1%
Based on 2014 data excluding A&H

APPENDIX

Income, Dividend & Cash Flow Trends
Underwriting Focus & Premium Growth Trends
Business Mix & Premium Growth Potential
Reserve Adequacy & Selected Paid Loss Trends
Investment Portfolio Management & Performance
Financial Strength Ratings & Valuation Comparison to Peers

Income and Shareholder Dividends



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2011
2012
2013
2014
6 mos 14
6 mos 15
Operating Income
Net Income
Dividends declared
Per share basis

Cash Dividend Payout Ratio

Strong Capital and Cash Flow Support Recent Year Payout Level



120%
100%
80%
60%
40%
20%
0%
60% average for years 2005 through 2014
(net income basis)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*
2012
2013
2014
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses

Dividend as a Percentage of Net Cash Flow From Operations



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Strong Operating Cash Flow

Contributed to $394M 1H15 Net Purchases in Investment Portfolio



(In millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Record-high catastrophe losses in 2011
2011
2012
2013
2014
6 mos 14
6 mos 15

Solid Reinsurance Program

Balances Costs With Shareholders' Equity Protection

Major Treaties (Estimated 2015 ceded premiums)	Coverage and Retention Summary at 01-01-15
Property catastrophe ($42 million) • Treaty has one reinstatement provision • $100 million additional coverage collateralized by catastrophe bond for severe convective storm or earthquake losses in certain geographic regions	For a single event: • Retain 100% of first $100 million in losses • Retain 5.0% at $100-600 million • Max exposure for $600M event = $125 million
Property per risk & $25 million property excess treaties ($25 million)	For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-50 million • Facultative reinsurance for >$50 million
Casualty per occurrence ($13 million)	For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million
Casualty excess treaties ($3 million for two treaties combined)	Workers' comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

Greater Pricing Precision

Improving Profit Margins

Commercial auto second-half 2014 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models



10%
0%
Average renewal price change
90%
85%
80%
75%
Policy retention
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

Premium Growth Vs. Industry

Growth Rate Outpaced Industry as Market Firmed

Property casualty net written premium growth



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2010
2011
2012
2013
2014
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

Market for 75% of Agency's Typical Risks
2014 Net Earned Premiums



Consolidated
$4.243 Billion
Commercial Lines 67%
E&S Lines 3%
Life 5%
Personal Lines 25%
Property Casualty
$4.045 Billion
Other Commercial 7%
Excess & Surplus 4%
Homeowner 11%
Personal Auto 12%
Other Personal 3%
Workers' Compensation 9%
Commercial Auto 13%
Commercial Casualty 23%
Commercial Property 18%

Premium Growth Potential
Steadily Increase Our Share Within Appointed Agencies

Cincinnati share of estimated $39 billion total property casualty premiums produced by currently appointed agencies is approximately 11%

Market share per agency reporting location by year appointed



Based on 2014 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.8%
5.2%
8.4%
16.5%
1 year or less
2-5 years
6-10 years
10 years or more

New appointments also drive premium growth opportunity. The net amount of agency relationships has increased by 27% since the end of 2009.

Property Casualty Reserves

Favorable Development for 26 Consecutive Years

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



Reserve range at 12-31-14
Low end $3,922
High end $4,296
Carried at 63rd percentile
In millions
$3,811
$3,905
$3,813
$3,942
$4,156
Calendar year development (Favorable)
($304)
($285)
($396)
($147)
($98)
2010
2011
2012
2013
2014

Commercial Casualty & Auto Trends

Reserves Added During 2014

2014 net reserve increase outpaced recent trends in paid losses and premiums

These two lines of business in total represented half of consolidated property casualty reserves as of 12-31-14



Ending loss and loss expense reserves
Earned premiums
Paid loss and loss expenses
Incurred loss and loss expenses
In millions
Ending reserves and earned premiums
Incurred and paid loss and loss expenses

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Ending loss and loss expense reserves	1,282	1,390	1,619	1,781	1,831	1,867	1,919	1,948	1,944	1,979	2,000	1,962	1,863	1,903	2,078
Earned premiums	638	754	910	1,039	1,181	1,264	1,276	1,268	1,174	1,106	1,077	1,105	1,193	1,335	1,466
Paid loss and loss expenses	432	505	537	537	547	580	595	624	619	609	588	674	718	698	793
Incurred loss and loss expenses	644	612	766	699	597	618	712	702	615	644	609	637	619	738	967

Investment Income

3% Growth in 2Q15: Dividends up 3%, Interest up 3% (pretax)



(In millions)
$550
$525
$500
$475
$450
$425
$400
2010
2011
2012
2013
2014

Pretax bond yield: 5.49% 5.31% 5.15% 4.90% 4.76%

(Bonds at amortized cost) Pretax book yield for bonds acquired in 2014: 3.88%

Pretax book yield as of 12-31-14 for bonds maturing in 2015=4.37%, 2016=4.44%, 2017=4.89%

Portion of bond portfolio maturing: 9.2% in 2015, 7.0% in 2016, 7.7% in 2017, 19.9% in 2018-19

Investment Portfolio

Invest for Income and Appreciation

$14.5 billion fair value at June 30, 2015

(in billions)



Tax-Exempt Fixed Maturities $3.235
Common Equities $4.502
Taxable Fixed Maturities $6.440
Preferred Equities $0.232

Investment leverage: 224% at June 30, 2015
Bond portfolio fair value exceeds insurance reserves liability by 34%

Diversified Equity Portfolio*

Balances Income Stability & Capital Appreciation Potential

June 30, 2015

Sector	CFC	S&P 500 Weightings
Information technology	**18.6%**	19.6%
Industrials	**14.7**	10.1
Financial	**14.6**	16.6
Healthcare	**11.1**	15.4
Consumer staples	**10.7**	9.4
Energy	**10.1**	7.9
Consumer discretionary	**9.0**	12.8
Materials	**5.5**	3.1
Utilities	**3.2**	2.8
Telecomm services	**2.5**	2.3

Portfolio Highlights at 6-30-15

- Apple - largest holding
  - 3.9% of publicly traded common stock portfolio
  - 1.2% of total investment portfolio
- 3% increase in 2Q15 dividend income
- 48 of 48 companies in core portfolio increased their annual regular dividend (over the past 12 months)
- Unrealized gains totaled $1.9 billion (pretax)
  - Seven largest contributors represent 31%: ExxonMobil, Honeywell, Apple, BlackRock, P&G, RPM International, and JP Morgan Chase
- Annual portfolio returns: (2014 & 2013) 12.3% & 31.7% (S&P 500: 13.7% & 32.4%)

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

Bond Portfolio Risk Profile

$9.675 Billion at June 30, 2015

- Credit risk – A2/A average rating
  - 59% rated >=A, 33% rated BBB, 4% rated <=BB, 4% unrated
  - No European sovereign debt
  - Euro-based securities are 4% of bond portfolio (mostly corporate bonds)
- Interest rate risk
  - 4.8 years effective duration, 6.8 years weighted average maturity
  - Generally laddered maturity structure
    - 24% of year-end 2014 portfolio matures by the end of 2017, 44% by 2019, 81% by 2024
  - With 31.1% of the investment portfolio invested in common stocks at 06-30-15, we estimated shareholders' equity would decline 4.6% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.6% of total bond portfolio
  - Municipal bond portfolio (more than 1,500 issues)
    - Over 43% insured at 12-31-14, 98% with underlying rating >=A3/A-
    - Texas issuers=12.5%, Indiana=7.1%, Ohio=6.3%, 12 other states each 2.1% to 5.2%
    - 64% locally issued general obligations, 36% special revenue bonds

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A+**
Auto Owners	A++	-	-	-
Chubb	A++	AA	Aa2	AA
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Harleysville	A+	-	A1	A+
Hartford	A+	-	A1	A+
Central Mutual	A	-	-	-
CAN	A	A	A3	A
EMC	A	-	-	-
Fireman's Fund	A	-	-	A
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A
Liberty Mutual	A	A-	A2	A
Safeco	A	A-	A2	A
Selective	A	A+	A2	A-
United Fire Group	A	-	-	-
West Bend	A	-	-	-
Westfield	A	-	-	-
Zurich	A	-	A2	A+
State Auto	A-	-	A3	BBB+

Source: SNL Financial as of August 5, 2015. Ratings are under continuous review and subject to change and/or affirmation.

Valuation Comparison to Peers



Ratio of closing price on 08-12-15 to latest reported tangible book value
2.5
2.0
1.5
1.0
0.5
0.0
Markel
Chubb
Travelers
WR Berkley
Cincinnati
Median
Allstate
Selective
Hanover
United Fire
Hartford
State Auto